UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2020

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
6% Subordinated Debentures due November 15, 2055	AFGH	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange

Section 8	Other Events

Item 8.01	Other Events.

On September 8, 2020 American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) among the Registrant and BofA Securities, Inc., Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters, relating to the offering and sale in an underwritten public offering (the “Offering”), of $200,000,000 in aggregate principal amount of 4.500% Subordinated Debentures due 2060 (the “Debentures”).  The Debentures will be issued under an indenture dated as of September 23, 2014 between the Registrant and U.S. Bank National Association, as Trustee, as supplemented by the Sixth Supplemental Indenture to be dated as of September 15, 2020.  The Offering is expected to close on September 15, 2020, subject to customary closing conditions.

The Debentures have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-223216) (such registration statement, as amended, collectively with all documents incorporated in such registration statement by reference, the “Registration Statement”) previously filed with the Securities and Exchange Commission on February 26, 2018 under the Act.

For a description of the Debentures, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement and the materials set forth in the section captioned “Description of Debentures” in the Prospectus Supplement of the Registrant dated September 8, 2020 and filed with the Commission on September 9, 2020 pursuant to Rule 424(b) under the Act, which is incorporated by reference in this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the Offering for incorporation by reference into the registration statement.  The foregoing description of the Debentures and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated by reference in this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1	Purchase Agreement dated as of September 8, 2020 among the Registrant and BofA Securities, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters.

4.1
Subordinated Debt Securities Indenture dated as of September 23, 2014, between the Registrant, as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on September 23, 2014).

4.2
Form of Sixth Supplemental Indenture to be dated as of September 15, 2020 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on September 11, 2020).

4.3
Form of 4.500% Subordinated Debentures due 2060 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on September 11, 2020).

5	Opinion of Keating Muething & Klekamp PLL.

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

104	Cover page Interactive Date File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: September 14, 2020	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President